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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 4 to the Registration Statement on Form S-1 of our report dated July 30, 2003, except for Note 9 as to which the date is October 27, 2003, relating to the financial statements of Genitope Corporation, which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California

October 27, 2003